Exhibit 10.10

SERIES F PREFERRED SHARES PURCHASE AGREEMENT

This SERIES F PREFERRED SHARE PURCHASE AGREEMENT (this “Agreement”) is made and entered into on May 29, 2021 by and between (i) Kairos Manford Private Equity Fund I LP, a limited partnership formed and validly existing under the law of the British Virgin Islands (the “New Investor”), (ii) Missfresh Limited, a company incorporated and validly existing under the laws of Cayman Islands (the “Company”), and (iii) the entities as set forth on Schedule A (the “Other Group Companies”, together with the Company and each direct and indirect Subsidiary of any of the foregoing, and “Group Companies” or “Group” refers to all of the Group Companies collectively).

Each of the parties listed above is referred to herein individually as a “Party” and collectively as the “Parties”.

WHEREAS, the Company and certain other parties named therein has entered into certain Series F Preferred Shares Purchase Agreement dated as of December 9, 2020 (the “Original Purchase Agreement”), which is attached as Exhibit C hereto.

WHEREAS, the New Investor wishes to invest in the Company by subscribing the Subscribed Shares (as defined below) to be issued by the Company pursuant to same terms, provisions and conditions contained in the Original Purchase Agreement, unless otherwise agreed and amended herein. Capitalized terms used but not defined in this Agreement shall have the meanings ascribed to them in the Original Purchase Agreement.

1.

Subject to the terms and conditions of this Agreement, at the Closing, the New Investor agrees to subscribe for and purchase, and the Company agrees to issue and sell to the New Investor, 14,222,593 Series F Preferred Shares (the “Subscribed Shares”) with an aggregated purchase price of USD75,000,000 (the “Subscription of Shares”).

2.

The Section 2 (Purchase and Sale of Shares) (excluding Section 2.1 (Agreement to Purchase and Sale)), Section 4 (Representations and Warranties of the Investor), Section 5 (Conditions of the Investor’s Obligations at the Closing) (excluding Sections 5(e) (Memorandum and Articles), 5(i) (Opinions of Counsel), and 5(j) (ODI Registration and Approvals)), Section 6 (Conditions of the Company’s Obligations at Closing) (excluding Section 6.4 (ODI Registration and Approvals)), Section 7 (Covenants; Miscellaneous) (excluding Section 7.12 (Fees and Expenses)) of the Original Purchase Agreement, together with the exhibits and schedules therein (excluding Table B (Capitalization Table) of Schedule I of the Original Purchase Agreement), shall apply mutatis mutandis to this Agreement, provided in such Sections above, (i) all references to “Closing” shall be deemed to be references to the closing of the New Investor’s purchase of the Subscribed Shares pursuant to this Agreement, (ii) all references to “Investor” shall be deemed to be references to the New Investor, and (iii) the condition with respect to the good standing certificate of the Company under Section 5(h) (Closing Certificate) of the Original Purchase Agreement, shall be deemed fulfilled and satisfied upon delivery by the Company to the New Investor of a good standing certificate with respect to the Company from the registrar of companies of Cayman Islands issued on May 21, 2021 (which shall be attached to the closing certificate pursuant to Section 5(h) (Closing Certificate) of the Original Purchase Agreement) instead of the date no ealier than ten (10) Business Days before the closing of Subscription of Shares hereunder.

3.

The Section 3 (Representations and Warranties of the Warrantors) of the Original Purchase Agreement, shall apply mutatis mutandis to this Agreement, provided in such Section 3, all references to “Investor” shall be deemed to be references to the New Investor.

4.

Notwithstanding the foregoing, the condition set forth in Section 6.3 (Execution of Transaction Documents) of the Original Purchase Agreement which applies mutatis mutandis to this Agreement shall be deemed satisfied upon delivery by the New Investor to the Company of (i) the Deed of Adherence to the Shareholders Agreement in the form set forth in Exhibit A hereto, and (ii) the Deed of Adherence to the Right of First Refusal and Co-Sale Agreement in the form set forth in Exhibit B hereto.

5.

Each Party shall pay all of its own costs and expenses incurred in connection with the negotiation, execution, delivery and performance of this Agreement and other Transaction Documents and the transactions contemplated hereby and thereby. If any action at Law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorney’s fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

6.

Notwithstanding anything in the Original Purchase Agreement or any Ancillary Agreement to the contrary, the New Investor may freely transfer its rights and obligations under this Agreement to (a) its Affiliates, (b) Manford Technologies Holding Limited Partnership, a British Columbia limited partnership (“Manford”), and/or (c) Manford’s Affiliates, in whole or in part, at the discretion of the New Investor’s general partner; otherwise this Agreement and the rights and obligations herein may not be assigned by the New Investor to any other Person without the written consent of the Company.

7.	Notwithstanding the foregoing, the capitalization of the Company immediately after the Closing of Subscription of Shares hereof shall be set forth in Schedule B hereof.

8.

Any notice required or permitted pursuant to this Agreement shall be given in writing and shall be given either personally or by sending it by next-day or second-day courier service, fax, electronic mail or similar means to the address of the New Investor is as below:

Address: ***

Tel:        ***

Email:    ***

Attn:       ***

[The remainder of this page has been left intentionally blank]

IN WITNESS WHEREOF, the Parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

COMPANY:	Missfresh Limited
	By:	/s/ Xu Zheng (徐正)
	Name:	Xu Zheng (徐正)
	Title:	Director

GROUP COMPANIES:	Mrfresh Limited
	By:	/s/ Xu Zheng (徐正)
	Name:	Xu Zheng (徐正)
	Title:	Director

Missfresh HK Limited
	By:	/s/ Xu Zheng (徐正)
	Name:	Xu Zheng (徐正)
	Title:	Director

Mrfresh HK Limited
	By:	/s/ Xu Zheng (徐正)
	Name:	Xu Zheng (徐正)
	Title:	Director

IN WITNESS WHEREOF, the Parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

GROUP COMPANIES:	Beijing Missfresh E-Commerce Co., Ltd. (北京每日优鲜电子商务有限公司) (Seal)
	By:	/s/ Zeng Bin (曾斌)
	Name:	Zeng Bin (曾斌)
	Title:	Legal Representative

Jinan Missfresh E-Commerce Co., Ltd. (济南每日优鲜电子商务有限公司) (Seal)
	By:	/s/ Zeng Bin (曾斌)
	Name:	Zeng Bin (曾斌)
	Title:	Legal Representative

Jinan Missfresh Extreme Speed Information Technology Co., Ltd. (济南每日优鲜极速信息科技有限公司) (Seal)
	By:	/s/ Zeng Bin (曾斌)
	Name:	Zeng Bin (曾斌)
	Title:	Legal Representative

Jinan Missfresh Venture Capital Co., Ltd. (济南每日优鲜创业投资有限公司) (Seal)
	By:	/s/ Zeng Bin (曾斌)
	Name:	Zeng Bin (曾斌)
	Title:	Legal Representative

IN WITNESS WHEREOF, the Parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

GROUP COMPANIES:	Jinan Missfresh Bianligou Network Technology Co., Ltd. (济南每日优鲜便利购网络科技有限公司) (Seal)
	By:	/s/ Li Yang (李漾)
	Name:	Li Yang (李漾)
	Title:	Legal Representative

Beijing Missfresh Bianligou E-Commerce Co., Ltd. (北京每日优鲜便利购电子商务有限公司) (Seal)
	By:	/s/ Li Yang (李漾)
	Name:	Li Yang (李漾)
	Title:	Legal Representative

IN WITNESS WHEREOF, the Parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

GROUP COMPANIES:	Changshu Missfresh E-Commerce Co., Ltd. (常熟每日优鲜电子商务有限公司) (Seal)
	By:	/s/ Zhang Bin (张斌)
	Name:	Zhang Bin (张斌)
	Title:	Legal Representative

IN WITNESS WHEREOF, the Parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

GROUP COMPANIES:	Changshu Dingzhu Enterprise Management Service Co., Ltd. (常熟鼎铸企业管理服务有限公司) (Seal)
	By:	/s/ Guo Qi (郭琦)
	Name:	Guo Qi (郭琦)
	Title:	Legal Representative

IN WITNESS WHEREOF, the Parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

GROUP COMPANIES:	Changshu Meiri Technology Co., Ltd. (常熟每日科技有限公司) (Seal)
	By:	/s/ Sun Yuan (孙原)
	Name:	Sun Yuan (孙原)
	Title:	Legal Representative

IN WITNESS WHEREOF, the Parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

NEW INVESTOR:	Kairos Manford Private Equity Fund I LP
	By:	/s/ David Hu
	Name:	David Hu
	Title:	Authorized Signatory

Schedule A

Other Group Companies

Schedule B

Capitalization Table

Exhibit A

Form of Deed of Adherence to the Shareholders Agreement

Exhibit B

Form of Deed of Adherence to the Right of First Refusal and Co-Sale Agreement

Exhibit C

Original Purchase Agreement

Exhibit D

Original Shareholders Agreement